Third Quarter 2024 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q3 2024 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Rohit Verma President & Chief Executive Officer 3 Q3 2024 FINANCIAL RESULTS

Countries 70 Employees 10,000+ 50,000+ Field Resources $20B+ Claims Managed Annually Global Reach; Trusted Partner Q3 2024 FINANCIAL RESULTS

Climate change continues to drive global demand in weather-related claims Gaining market share within fragmented U.S. independent loss adjusting market Industry-leading Insurtech capabilities enhancing market share Growing and strengthening strategic partnerships across business segments Increased presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Multiple Growth Drivers Benefitting Crawford Q3 2024 FINANCIAL RESULTS

Third Quarter 2024 Summary Q3 consolidated revenue consistent YoY Q3 operating earnings decrease related to reduced storm activity and increased corporate unallocated costs as compared to previous year Revenue and operating earnings growth in 2 segments Record quarterly revenue in Broadspire segment and U.S. GTS service line Strong YoY revenue and earnings growth in International Operations Added $24.4 million in new and enhanced business Strong balance sheet and liquidity Leverage ratio remains low at 2.22x EBITDA Revenue Adjusted Operating Earnings* $329.4M $21.8M 6 * See Appendix for non-GAAP explanation and reconciliation Q3 ‘24 Q3 ‘23 Q3 ‘24 Q3 ‘23 Q3 2024 FINANCIAL RESULTS $330.1M $29.9M

Occurrence of Severe Storms in the U.S. Decreased Year Over Year Decrease in weather-related business consistent with reduction in U.S. severe storms Networks Revenue2 U.S. Severe Storm Reports1 1 National Oceanic and Atmospheric Administration (NOAA) Storm Prediction Database, October 2024 2Networks service line generates revenues through deployment of adjusters primarily related to property, casualty, and catastrophic losses Significant decrease reflects reduced frequency of storm activity Q3 2024 FINANCIAL RESULTS Q3 ’23 Q3 ‘24 -39.1% Q3 ‘23 Q3 ‘24 -48.1% 15,596 8,093 Consolidated Weather-Related vs. Non-Weather-Related Revenue Non-weather-related business grew 5% YoY Q3 ‘23 Q3 ‘24 $330.1M $329.4M -0.2% Non-weather-related revenue Weather-related revenue (US CAT, USLA, Australia) +5% -11%

Our Capital Allocation Strategy Investing in long-term growth through Cap Ex and M&A  Strong liquidity Leverage ratio below industry average at 2.22x EBITDA Paid quarterly dividend of $0.07 per share  for CRD-A and CRD-B Q3 2024 FINANCIAL RESULTS Committed to Industry Leading Financial Strength and Employing a Disciplined Approach to Capital Allocation

OPERATIONAL UPDATE Bruce Swain, Chief Financial Officer Q3 2024 FINANCIAL RESULTS 9

Comprised of All Service Lines Outside of North America: UK Europe Australia Asia Latin America Legal Services International Operations 32% Third Party Administration for: Workers' Compensation Auto and Liability Claims Medical Management Disability Technology Services Accident and Health Comprised of the Following Service Lines: Contractor Connection Networks Catastrophe WeGoLook Subrogation (Praxis) Comprised of the Following North American Service Lines: USLA US GTS US Field Ops Canada Loss Adjusting Canada TPA Canada Contractor Connection edjuster North America Loss Adjusting 24% Broadspire (U.S.-only) 30% Platform Solutions (US-only) 14% Third Quarter 2024 Revenue Contribution Q3 2024 FINANCIAL RESULTS

Q3 revenue consistent YoY U.S. GTS achieved record quarterly revenues with 19% growth driven by new business wins Q3 operating earnings decreased by 48% U.S. Field Ops and Canada revenue reduction Increased investment in U.S. GTS talent to support growth Destination for specialized insurance adjusting talent North America Loss Adjusting Third Quarter 2024 Results Revenues $79.3M Operating Earnings $5.4M 11 Q3 2024 FINANCIAL RESULTS

YoY revenue growth of 8%; Growth of 10% when measured in constant currency Operating earnings more than doubled YoY Operating margin expanded 262 bps Segment turnaround continues driven by strategy to improve pricing, productivity, and new business growth International Operations Third Quarter 2024 Results Revenues $105.7M Operating Earnings $5.1M 12 Q3 2024 FINANCIAL RESULTS

Record quarterly revenue reflected increase of 7% YoY Company leading operating margin of 14.5% Client wins and pricing improvements drove strong performance 94% of Broadspire business renewed YTD Broadspire Third Quarter 2024 Results Revenues $99.0M $14.4M Operating Earnings 13 Q3 2024 FINANCIAL RESULTS

Platform Solutions Third Quarter 2024 Results Revenues $45.3M Operating Earnings $3.8M 14 Q3 2024 FINANCIAL RESULTS Revenue decreased by 24% Decrease in weather-related business consistent with reduction in U.S. severe storms We continue to add new clients and grow services – creating greater potential for revenue growth in periods of extreme weather Insurance carrier capacity led to reduced utilization of Contractor Connection and Networks services Subrogation revenues grew 12% YoY

FINANCIAL UPDATE Bruce Swain, Chief Financial Officer Q3 2024 FINANCIAL RESULTS 15

Q3 2024 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Unaudited ($ in millions, except per share amounts) September 30, 2024 September 30, 2023 % Change Revenues $329.4 $330.1 (0)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $331.6 $330.1 0% Net Income Attributable to Shareholders of Crawford & Company $9.5 $12.3 (23)% Diluted Earnings per Share CRD-A $0.19 $0.25 (24)% CRD-B $0.19 $0.25 (24)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.22 $0.35 (37)% CRD-B $0.22 $0.36 (39)% Adjusted Operating Earnings (1) $21.8 $29.9 (27)% Adjusted Operating Margin (1) 6.6% 9.1% (250) bps Adjusted EBITDA (1) $29.6 $38.6 (23)% Adjusted EBITDA Margin (1) 9.0% 11.7% (270) bps Q3 2024 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) Sept 30, 2024 December 31, 2019 Dec 31, 2023 December 31, 2018 Change Change Cash and cash equivalents $ 52,340 $ 58,363 $ (6,023) Accounts receivable, net 131,352 131,362 (10) Unbilled revenues, net 134,998 116,611 18,387 Total receivables 266,350 247,973 18,377 Goodwill 76,631 76,724 (93) Intangible assets arising from business acquisitions, net 76,607 81,786 (5,179) Deferred revenues 59,220 60,411 (1,191) Pension liabilities 23,064 24,006 (942) Short-term borrowings and current portion of finance leases 32,440 14,813 17,627 Long-term debt, less current portion 205,918 194,335 11,583 Total debt 238,358 209,148 29,210 Total stockholders' equity attributable to Crawford & Company 160,927 141,618 19,309 Net debt (1) 186,018 150,785 35,233 Q3 2024 FINANCIAL RESULTS

Net Debt and Pension Liability $186.0M Net debt at $186.0 million $137.3M Leverage Ratio of 2.22x EBITDA at end of Q3 ‘24 $23.1M Pension liability at $23.1 million $74.3M Funded Ratio of US pension plan is 93.6% at end of Q3 ‘24 Q3 2024 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2024 2019 2023 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 20,874 $ 31,427 $ (10,553) Depreciation and Other Non-Cash Operating Items 30,477 31,456 (979) Contingent Earnout Adjustments (1,547) 3,100 (4,647) Billed Receivables Change 751 (6,309) 7,060 Unbilled Receivables Change (17,263) 419 (17,682) Change in Accrued Compensation, 401K, and Other Payroll (19,643) (735) (18,908) Other Working Capital Changes (2,556) 8,719 (11,275) Cash Flows from Operating Activities 11,093 68,077 (56,984) Property & Equipment Purchases, net (2,992) (3,360) 368 Capitalized Software (internal and external costs) (26,453) (24,323) (2,130) Free Cash Flow(1) $ (18,352) $ 40,394 $ (58,746) Q3 2024 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $7.0 million in Q3 ‘24 compared to corporate costs of $4.8 million in Q3 ‘23 Variance was primarily due to increases in self-insured expense, professional fees, and other reserves Non-service Pension Costs During Q3 ‘24 non-service pension costs were $2.4 million compared to $2.2 million in Q3 ’23 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Contingent Earnout  Adjustment Recognized pre-tax contingent earnout credit totaling $2.1 million for Q3 ’24 compared to an earnout cost of $2.1 million in Q3 ‘23 These credits and costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q3 ‘24 Crawford paid a $0.07 dividend per share for CRD-A and CRD-B Share Repurchases In Q3 ‘24 Crawford repurchased 155,000 shares of CRD-B Approximately 1.1 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization Q3 2024 FINANCIAL RESULTS

Financial strength and liquidity provide flexibility to pursue market opportunities Capitalizing on the changing landscape due to climate change and demographic shifts Leading the industry with next generation Insurtech capabilities Leveraging strong relationships to enhance market position Summary Q3 2024 FINANCIAL RESULTS

Appendix: Segment Results and Non-GAAP Financial Information Q3 2024 FINANCIAL RESULTS 21

North America Loss Adjusting Three months ended Unaudited (in thousands, except percentages) September 30, 2024 September 30, 2023 Variance Revenues $79,329 $79,987 (0.8)% Direct expenses 64,572 60,250 7.2% Gross profit 14,757 19,737 (25.2)% Indirect expenses 9,314 9,269 0.5% Operating earnings $5,443 $10,468 (48.0)% Gross profit margin 18.6% 24.7% (6.1)% Operating margin 6.9% 13.1% (6.2)% Total cases received 65,702 78,434 (16.2)% Full time equivalent employees 1,951 2,029 (3.8)% Q3 2024 FINANCIAL RESULTS

International Operations Three months ended Unaudited (in thousands, except percentages) September 30, 2024 September 30, 2023 Variance Revenues $105,741 $98,066 7.8% Direct expenses 87,198 83,592 4.3% Gross profit 18,543 14,474 28.1% Indirect expenses 13,407 12,277 9.2% Operating earnings $5,136 $2,197 133.8% Gross profit margin 17.5% 14.8% 2.7% Operating margin 4.9% 2.2% 2.7% Total cases received 112,818 121,074 (6.8)% Full time equivalent employees 3,668 3,645 0.6% Q3 2024 FINANCIAL RESULTS

Broadspire Three months ended Unaudited (in thousands, except percentages) September 30, 2024 September 30, 2023 Variance Revenues $99,009 $92,229 7.4% Direct expenses 73,409 66,729 10.0% Gross profit 25,600 25,500 0.4% Indirect expenses 11,198 11,968 (6.4)% Operating earnings $14,402 $13,532 6.4% Gross profit margin 25.9% 27.6% (1.7)% Operating margin 14.5% 14.7% (0.2)% Total cases received 140,801 143,173 (1.7)% Full time equivalent employees 2,725 2,599 4.8% Q3 2024 FINANCIAL RESULTS

Platform Solutions Three months ended Unaudited (in thousands, except percentages) September 30, 2024 September 30, 2023 Variance Revenues $45,296 $59,839 (24.3)% Direct expenses 35,545 45,761 (22.3)% Gross profit 9,751 14,078 (30.7)% Indirect expenses 5,918 5,555 6.5% Operating earnings $3,833 $8,523 (55.0)% Gross profit margin 21.5% 23.5% (2.0)% Operating margin 8.5% 14.2% (5.7)% Total cases received 90,506 136,663 (33.8)% Full time equivalent employees 1,143 1,333 (14.3)% Q3 2024 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q3 2024 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q3 2024 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   Unaudited (in thousands) September 30, 2024   September 30, 2023   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 200,160 60.8% $ 207,565 62.9%   U.K. GBP 42,265 12.8% 38,290 11.6%   Canada CAD 23,474 7.1% 24,490 7.4%   Australia AUD 23,530 7.1% 22,867 6.9%   Europe EUR 15,260 4.6% 14,629 4.4%   Rest of World Various 24,686 7.6%   22,280 6.8%   Total Revenues, before reimbursements $ 329,375 100.0% $ 330,121 100.0%                   Q3 2024 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Item Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) September 30, 2024 December 31, September 30, 2023 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 342,726 $ 342,187 Reimbursements (13,351) (12,066) Revenues Before Reimbursements 329,375 330,121 Costs of Services Provided, Before Reimbursements Total Costs of Services 249,308 242,035 Reimbursements (13,351) (12,066) Costs of Services Provided, Before Reimbursements $ 235,957 $ 229,969 Q3 2024 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, 2024 December 31, September 30,2023 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 5,443 $ 10,468 International Operations 5,136 2,197 Broadspire 14,402 13,532 Platform Solutions 3,833 8,523 Unallocated corporate and shared costs, net (6,979) (4,781) Consolidated Operating Earnings 21,835 29,939 (Deduct) Add: Net corporate interest expense (4,682) (4,556) Stock option expense (188) (145) Amortization expense (1,932) (1,986) Non-service pension costs (2,441) (2,170) Contingent earnout adjustments 2,128 (2,127) Income tax provision (5,333) (6,781) Net loss attributable to noncontrolling interests 66 145 Net Income Attributable to Shareholders of Crawford & Company $ 9,453 $ 12,319 Q3 2024 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, September 30, 2024 December 31, September 30, 2023 December 31, Unaudited ($ in thousands) 2019 2018 Net Income Attributable to Shareholders of Crawford & Company $ 9,453 $ 12,319 Add (Deduct): Depreciation and amortization 8,813 9,115 Stock-based compensation 988 1,574 Net corporate interest expense 4,682 4,556 Non-service pension costs 2,441 2,170 Contingent earnout adjustments (2,128) 2,127 Income tax provision 5,333 6,781 Adjusted EBITDA $ 29,582 $ 38,642 Q3 2024 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) September 30, 2024 December 31, December 31, 2023 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 32,364 $ 14,762 Current installments of finance leases and other obligations 76 51 Long-term debt and finance leases, less current installments 205,918 194,335 Total debt 238,358 209,148 Less: Cash and cash equivalents 52,340 58,363 Net debt $ 186,018 $ 150,785 Q3 2024 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended Unaudited ($ in thousands) September 30, 2024 December 31, 2019 September 30, 2023 December 31, 2018 North America Loss Adjusting $ 14,757 $ 19,737 International Operations 18,543 14,474 Broadspire 25,600 25,500 Platform Solutions 9,751 14,078 Segment gross profit 68,651 73,789 Segment indirect costs: North America Loss Adjusting (9,314) (9,269) International Operations (13,407) (12,277) Broadspire (11,198) (11,968) Platform Solutions (5,918) (5,555) Unallocated corporate and shared costs, net (6,979) (4,781) Consolidated operating earnings 21,835 29,939 Net corporate interest expense (4,682) (4,556) Stock option expense (188) (145) Amortization expense (1,932) (1,986) Non-service pension costs (2,441) (2,170) Contingent earnout adjustments 2,128 (2,127) Income tax provision (5,333) (6,781) Net loss attributable to noncontrolling interests 66 145 Net income attributable to shareholders of Crawford & Company $ 9,453 $ 12,319 Q3 2024 FINANCIAL RESULTS

Reconciliation of Third Quarter Non-GAAP Results Three Months Ended September 30, 2024 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 14,720 $ 9,453 $ 0.19 $ 0.19 Adjustments: Amortization of intangible assets 1,932 1,668 0.03 0.03 Non-service-related pension costs 2,441 1,910 0.04 0.04 Contingent earnout adjustments (2,128) (2,179) (0.04) (0.04) Non-GAAP Adjusted $ 16,965 $ 10,852 $ 0.22 $ 0.22 Three Months Ended September 30, 2023 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share(1) Diluted Earnings per CRD-B Share GAAP $ 18,955 $ 12,319 $ 0.25 $ 0.25 Adjustments: Amortization of intangible assets 1,986 1,711 0.03 0.03 Non-service-related pension costs 2,170 1,612 0.03 0.03 Contingent earnout adjustments 2,127 2,101 0.04 0.04 Non-GAAP Adjusted $ 25,238 $ 17,743 $ 0.35 $ 0.36 Q3 2024 FINANCIAL RESULTS (1) Sum of reconciling items may differ from total due to rounding of individual components